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                       SECURITIES AND EXCHANGE COMMISSION

                              450 Fifth Street, NW
                              Washington, DC  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 24, 1996
                        (date of earliest event reported)

                          PNC MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                             dated as of May 1, 1996
                          providing for the issuance of

                                 $326,100,820.05

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1996-1

     Delaware                       33-84896                36-4080773

     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification
     Incorporation)                                         Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS  60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500

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Item 5.        OTHER EVENTS

               The tables and materials filed separately, under cover of Form SE in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption, were prepared by Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

               The following Exhibit is filed separately, under cover of Form SE in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption.

          P    99.1   Certain Computational Materials prepared by the
                      Underwriter in connection with PNC Mortgage Securities
                      Corp. Mortgage Pass-Through Certificates, Series 1996-1.

     Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus Supplement of PNC Mortgage Securities Corp. relating to its Mortgage Pass-Through Certificates, Series 1996-1.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PNC MORTGAGE SECURITIES CORP.


Date:  May 24, 1996                By:  /s/ Thomas G. Lehmann
                                        ----------------------
                                        Thomas G. Lehmann
                                        Vice President and General Counsel